UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

JEWETT-CAMERON TRADING COMPANY LTD.
(Exact name of registrant as specified in its charter)

A1BRITISH COLUMBIA	000-19954	00-0000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32275 N.W. Hillcrest, North Plains, OR 97133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 647-0110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JCTC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual General Meeting of shareholders was held on February 21, 2025.

(b)	The following is a brief description and vote count of all items voted on at the meeting:

Item 1.	Fix the Number of Directors

Item No. 1 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,972,881	488,270	0	1

Item 2.	Election of Directors

The following persons were elected as Directors to serve until the conclusion of the next annual meeting:

Nominees	Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
Charles E. Hopewell	1,190,505	0	740,154	530,493
Chris Karlin	1,308,401	0	622,258	530,493
Sarah Johnson	1,329,346	0	601,313	530,493
Geoffrey Guilfoy	1,329,738	0	600,921	530,493
Michelle Walker	1,329,346	0	601,313	530,493
Chad Summers	1,330,432	0	600,227	530,493
Mike Henningsen	1,329,748	0	600,911	530,493
Subriana Pierce	1,329,346	0	601,313	530,493
Ian Wendler	1,329,748	0	600,911	530,493

Item 3.	Appointment of Auditors

Item No. 3 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
2,338,340	0	122,812	0

Item 4.	Acts and Deeds of Directors and Officers

Item No. 4 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,423,204	507,455	0	530,493

Item 5.	Advisory Vote on the Approval of Executive Compensation

Item No. 5 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,450,554	480,104	0	530,494

Item 6.	Approval of Restricted Share Plan

Item No. 6 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,201,777	728,881	0	530,494

Item 7.	Transact Other Business

Item No. 7 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,214,202	716,457	0	530,493

(c)	Not Applicable

(d)	Not Applicable

Item 9.01. Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: February 25, 2025	By:	/s/ “Chad Summers”
	Name:	Chad Summers
	Title:	President and Chief Executive Officer